FTI Consulting, Inc. Current Investor Presentation May 2018 Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”), and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs or estimates will be achieved, and the Company's actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside our control, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 Tax Act, and other risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so. 2

Investment Thesis Leading global business advisory firm with strong people and strong positions: corporations, law firms and governments come to us when there is a critical need Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions Willingness to invest EBITDA in key growth areas where we have a right to win Healthy balance sheet and strong cash flows with a commitment to return capital to our stockholders Organic growth strategy with an emphasis on profitable revenue growth 3 Believe we are on a path toward sustained double-digit year-over-year Adjusted EPS growth over time

FTI Consulting: Experts with Impact FCN Publicly Traded $2.1BLN Equity Market Capitalization1 1982 Year Founded 4,600+ Total Employees Worldwide 460+ Senior Managing Directors 77 Offices in 77 Cities Around the Globe 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 8/10 Advisor to 8 of the World’s Top 10 Bank Holding Companies 96/100 Advisor to 96 of the World’s Top 100 Law Firms 53/100 53 of Global 100 Corporations are Clients All statistics above are as of March 31, 2018. 1¹Number of total shares outstanding as of April 19, 2018, times the closing share price as of April 27, 2018. 4

Our Global Reach

With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise



North America

Canada
Calgary
Toronto
Vancouver

United States
Annapolis
Atlanta
Austin
Baltimore
Boston
Brentwood
Charlotte
Chicago
Dallas
Denver
Great Neck
Houston
Indianapolis
Los Angeles
McLean
Miami
New York
Oakland
Pasadena
Philadelphia
Phoenix
Pittsburgh
Portland
Princeton
Rockville
Roseland
San Francisco
Santa Barbara
Seattle
Tucson
Walnut Creek
Washington, D.C.
Wayne
Winston-Salem

Latin America

Argentina
Buenos Aires

Brazil
São Paulo

Caribbean
British Virgin Islands
Cayman Islands

Colombia
Bogotá

Mexico
Mexico City

Europe, Middle East, Africa

Belgium
Brussels

Denmark
Copenhagen

Finland
Helsinki

France
Paris

Germany
Berlin
Düsseldorf
Frankfurt
Munich

Ireland
Dublin

Netherlands
The Hague

Qatar
Doha

South Africa
Cape Town
Johannesburg

Spain
Madrid

United Arab Emirates
Abu Dhabi
Dubai

United Kingdom
London
Stirling

Asia Pacific

Australia
Brisbane
Melbourne
Perth
Sydney

China
Beijing
Hong Kong
Shanghai

India
Mumbai
New Delhi

Indonesia
Jakarta

Japan
Tokyo

Korea
Seoul

Malaysia
Kuala Lumpur

Philippines[1]
Manila

Singapore

[1]Affiliate

FTI CONSULTING

5

Our Clients: We Serve the World's Leading Corporations and Law Firms 6

Business Snapshot: Five Segments, One Purpose Corporate Finance & Restructuring Economic Consulting Forensic and Litigation Consulting Strategic Communications Technology FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change and risk 7

Segment Snapshot: Revenues and Total Adjusted Segment EBITDA 8 Q1 2018 Segment Revenues Q1 2018 Total Adjusted Segment EBITDA¹ Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. . 28% 8% 11% 37% 20% 27% 26% 27% 6% 10%

43 offices 910 professionals 15 countries Corporate Finance & Restructuring 201420152016Q1 2017Q2 2017Q3 2017Q4 20172017Q1 2018 Segment Revenues $391,115$440,398$483,269$105,901$117,487$128,121$130,532$482,041$142,922 Segment Gross Profit Margin 32.6%38.3%36.5%29.5%34.4%36.2%34.8%33.9%39.4% Segment SG&A $74,930 $80,111 $81,584 $21,692 $21,129 $20,449 $20,447 $83,747 $22,317 Adjusted Segment $55,492 $90,101 $97,688 $10,325 $20,048 $26,734 $25,756 $82,863 $34,804 Adjusted Segment EBITDA EBITDA Margin 14.2%20.5%20.2%9.7%17.1%20.9%19.7%17.2%24.4% Utilization 67% 69% 65% 59% 60% 64% 62% 61% 71% Number of Revenue- Generating Professionals706 838895900 881 934 901 901 910 (in thousands, except percentages and headcount data) (unaudited) Services Restructuring• Interim Management Company Advisory• Transaction Services Creditor AdvisoryExecutive Compensation Interim ManagementTransactions Contentious Insolvency• Transaction Services Dispute Advisory/• Investment Banking & Litigation SupportTransaction Opinions Business Transformation• Lender Services Office of the CFO Solutions• Tax Advisory Performance Improvement• Valuation & Financial Merger Integration• Advisory Services Carve-outs• Structured Finance 9

Corporate Finance & Restructuring (continued) Segment Offering The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders. Medium-Term Growth Opportunities Enhance Business Transformation and Transaction capabilities Grow restructuring globally Deeper penetration of key industries e.g., Retail, Healthcare, TMT, Automotive and Energy Q1 2018 Key Financial Commentary Revenues increased $37.0 million, or 35.0%, from Q1 2017 to Q1 2018, which included a 2.6% estimated positive impact from FX and a 4.6% positive impact from a prior period acquisition. Excluding the estimated impact of FX and acquisition-related revenues, the revenue increase was largely driven by increased demand for our global restructuring services as well as an increased demand for our business transformation and transaction services, primarily in North America, along with higher realized price due to mix of client engagements and staffing. Gross profit increased $25.1 million, or 80.3%, from Q1 2017 to Q1 2018. Gross profit margin increased 9.9 percentage points from Q1 2017 to Q1 2018. This was primarily due to increased utilization as a result of higher demand for both global restructuring services and business transformation and transaction services, along with a higher realized rate. Adjusted Segment EBITDA was $34.8 million, or 24.4% of segment revenues, compared to $10.3 million, or 9.7% of segment revenues, in the prior year. 10

Forensic & Litigation Consulting 52 offices 1,072 professionals 18 countries Risk Advisory Anti-Corruption Investigations & Compliance Compliance, Monitoring & Receivership Data & Analytics Investigations Cybersecurity Forensic Accounting & Advisory Services Global Risk & Investigations Practice (“GRIP”) Services Adjusted Segment $90,468$64,267$57,882$13,251$13,032$22,539$23,613$72,705$25,757 EBITDA Adjusted Segment 18.7% EBITDA Margin 13.3% 12.6% 12.1% 11.7% 19.0% 19.5% 15.7% 20.1% Utilization69% 64% 59% 60% 60% 64% 63% 61% 67% Number of Revenue- Generating Professionals1,154 1,1311,1101,110 1,070 1,080 1,067 1,067 1,072 (in thousands, except percentages and headcount data) (unaudited) Disputes Construction Solutions Dispute Advisory Services Financial Services Global Insurance Services Health Solutions Trial Services 11

Forensic & Litigation Consulting (continued) Segment Offering The Forensic & Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny. Medium-Term Growth Opportunities Enhance Data & Analytics, Construction Solutions and Cybersecurity capabilities Grow overseas businesses e.g., London and Hong Kong Improve utilization in Disputes, Investigations and Health Solutions practices Q1 2018 Key Financial Commentary Revenues increased $16.6 million, or 14.9%, from Q1 2017 to Q1 2018, which included a 1.6% estimated positive impact from FX. Excluding the estimated impact of FX, the increase was driven by increased demand for our global construction solutions, global investigations and health solutions practices. Gross profit increased $12.7 million, or 36.9%, from Q1 2017 to Q1 2018. Gross profit margin increased 5.9 percentage points from Q1 2017 to Q1 2018. The increase in gross profit margin is related to higher revenues coupled with lower personnel costs in our health solutions practice, and higher utilization in our global construction solutions and our global investigations practices. Adjusted Segment EBITDA was $25.8 million, or 20.1% of segment revenues, compared to $13.5 million, or 12.1% of segment revenues, in the prior year. 12

Economic Consulting 37 offices 689 professionals 15 countries Antitrust & Competition Economics Business Valuation Center for Healthcare Economics and Policy Economic Impact Analysis Intellectual Property International Arbitration Labor & Employment Services Adjusted Segment $59,282$62,330$74,102$20,110$15,509$12,061$14,284$61,964$19,136 EBITDA Adjusted Segment 13.1% EBITDA Margin 13.9% 14.8% 14.4% 12.5% 10.8% 11.8% 12.5% 14.4% Utilization75% 72% 73% 72% 68% 62% 64% 67% 71% Number of Revenue- Generating Professionals574 599656 660 652 688 683 683 689 (in thousands, except percentages and headcount data) (unaudited) Network Analysis Public Policy Regulated Industries Securities Litigation & Risk Management 13 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 Q1 2018 Segment Revenues $451,040 $447,909 $500,487 $139,221 $124,004 $111,753 $121,051 $496,029 $133,109 Segment Gross Profit Margin 27.0% 26.8% 27.3% 25.8% 26.1% 24.9% 26.6% 25.9% 26.7% Segment SG&A $65,274 $60,895 $67,383 $17,292 $18,252 $17,126 $19,273 $71,943 $17,714

Economic Consulting (continued) Q1 2018 Key Financial Commentary Revenues decreased $6.1 million, or 4.4%, from Q1 2017 to Q1 2018, which included a 2.7% estimated positive impact from FX. Excluding the estimated positive impact of FX, revenues decreased $9.9 million, or 7.1%, primarily due to lower demand for antitrust services in North America, which was partially offset by higher demand for financial economic services in North America. Gross profit decreased $0.5 million, or 1.3%, from Q1 2017 to Q1 2018. Gross profit margin increased 0.9 percentage points from Q1 2017 to Q1 2018. The increase in gross profit margin was primarily due to lower variable compensation, which more than offset lower revenues and higher headcount-related costs. Adjusted Segment EBITDA was $19.1 million, or 14.4% of segment revenues, compared to $20.1 million, or 14.4% of segment revenues, in the prior year. Segment Offering The Economic Consulting segment, including subsidiary Compass Lexecon, provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events. Medium-Term Growth Opportunities Maintain leading position of Compass Lexecon in the U.S. Grow overseas businesses e.g., EMEA, Australia and Asia Develop adjacent businesses in the U.S. e.g., International Arbitration, Energy, Healthcare, TMT and Financial Services 14

Technology 30 offices 288 professionals 8 countries Consulting & Services Software discovery Services & Expertise Managed Review Computer Forensics Authorized Provider of Ringtail®, Radiance and Relativity Information Governance, Privacy & Security Services Microsoft Office 365 Migrations Data Remediation General Data Protection Regulation Readiness Cybersecurity Contract Intelligence Ringtail® E-Discovery Software On-Premise Licensing SaaS Subscriptions 201420152016Q1 2017Q2 2017Q3 2017Q4 20172017Q1 2018 Segment Revenues$241,310$218,599$177,720$46,087$45,566$42,282$40,915$174,850$40,914 Segment Gross Profit Margin 48.0%43.3%39.5%44.4%39.7%42.8%40.8%41.9%39.8% Segment SG&A $68,162 $71,120 $64,135 $15,882 $15,683 $14,916 $16,377 $62,858 $13,621 Adjusted Segment $63,545$39,010$25,814 $7,804 $5,421 $5,973 $2,973 $22,171 $5,732 EBITDA Adjusted Segment 26.3% 17.8% 14.5% 16.9% 11.9% 14.1% 7.3% 12.7% 14.0% Number of Revenue- EBITDA Margin Generating Professionals (in thousands, except percentages and headcount data) (unaudited) 344349288296301791292292288 15

Technology (continued) Q1 2018 Key Financial Commentary Revenues decreased $5.2 million, or 11.2%, from Q1 2017 to Q1 2018, which included a 1.7% estimated impact from FX. Excluding the estimated impact of FX, revenues decreased $6.0 million, or 12.9%, due primarily to reduced demand for our managed review services. This was driven largely by a reduction in M&A second request activity. Gross profit decreased $4.2 million, or 20.5%, from Q1 2017 to Q1 2018. Gross profit margin decreased 4.6 percentage points to 39.8% from Q1 2017 to Q1 2018. The decrease in gross profit margin was due to a decline in higher margin managed review services and increased data center costs to support our hosting services platform. Adjusted Segment EBITDA was $5.7 million, or 14.0% of segment revenues, compared to $7.8 million, or 16.9% of segment revenues, in the prior year. Segment Offering The Technology segment is a leading provider of software and consulting services for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We also help clients locate, review and produce electronically stored information (“ESI”). Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management. Medium-Term Growth Opportunities Expand addressable market through new distribution channels for Consulting & Services and Software Invest in new and adjacent services e.g., Information Governance and Contract Intelligence 16

Strategic Communications 34 16 countries M&A Crisis Communications & Special Situations Capital Markets Communications Corporate Reputation Public Affairs & Government Relations Employee Engagement & Change Communications Digital & Creative Communications Public Affairs Strategy Consulting & Research Services Margin offices630 professionals 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 Q1 2018 Segment Revenues$189,367 $189,974 $191,184 $43,729 $46,248 $48,167 $54,344 $192,488 $52,790 Segment Gross Profit36.7% 36.3% 38.4% 34.5% 34.1% 38.3% 39.1% 36.7% 40.4% Segment SG&A$49,417 $43,247 $46,514 $11,591 $11,966 $10,983 $11,407 $45,947 $12,055 Adjusted Segment$22,588 EBITDA $27,727 $30,458 $4,257 $4,876 $8,073 $10,526 $27,732 $9,852 Adjusted Segment11.9% EBITDA Margin 14.6%15.9%9.7% 10.5% 16.8% 19.4% 14.4%18.7% Number of Revenue- s566 Generating Professional 599647657 659 626 630 630630 (in thousands, except percentages and headcount data) (unaudited) 17

Strategic Communications (continued) Segment Offering The Strategic Communications segment provides a comprehensive view of strategic communications with an integrated suite of services, including financial communications, corporate reputation, transaction communications and public affairs in all the major markets around the world. Medium-Term Growth Opportunities Further develop large, complex client relationships Enhance market share in highly regulated industries e.g., Financial Services, Energy, Healthcare, Industrials and TMT Leverage FTI Consulting’s services and platform to enhance client results Q1 2018 Key Financial Commentary Revenues increased $9.1 million, or 20.7%, from Q1 2017 to Q1 2018, which included a 6.6% estimated positive impact from FX. Excluding the estimated impact of FX, revenues increased $6.2 million, or 14.1%, due to higher project and retainer-based revenues in EMEA, primarily in financial communications related engagements and higher project-based revenues in North America, primarily due to public affairs and financial communications related engagements, and a success fee in EMEA. Gross profit increased $6.2 million, or 41.3%, from Q1 2017 to Q1 2018. Gross profit margin increased 5.9 percentage points from Q1 2017 to Q1 2018. The increase was due to higher revenues partially offset by higher variable compensation. Adjusted Segment EBITDA was $9.9 million, or 18.7% of segment revenues, compared to $4.3 million, or 9.7% of segment revenues, in the prior year. 18

First Quarter 2018 Awards & Accolades Global Arbitration Review ranked Compass Lexecon 1st on their inaugural Expert Witness Power Index Who’s Who Legal recognized 19 FTI Consulting professionals as Leading Forensic Accounting and Digital Forensic Experts Who’s Who Legal named 17 Construction Solutions professionals to the Construction Experts 2018 list FTI Consulting ranked as the #1 Restructuring Adviser by The Deal Newsroom in their 1Q18 Bankruptcy League Tables, earning the top spot for 10 years FTI Consulting honored with 15 M&A Advisor Turnaround Awards Paul Linton, FTI Consulting's Chief Strategy & Transformation Officer, recognized as "One of the Most Influential Blacks in Corporate America" by Savoy magazine Carlyn Taylor, Global Co-Leader of FTI Consulting's Corporate Finance & Restructuring segment, inducted into the American College of Bankruptcy’s 29th Class of Fellows 19

Financial Overview

FY 2014 – Q1 2018 and FY 2018 Guidance: Revenues 21 $2,100 $1,750 $1,400 $1,050 $700 $350 $0 $ (Millions) FY 2014 FY 2015 FY 2016 FY 2017 Q1 2018 FY 2018 Guidance $1,756 $1,779 $1,810 $1,808 $498 $1,825-$1,875

FY 2014 – Q1 2018: Net Income and Adjusted EBITDA ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. 22 $100.0 $60.0 $20.0 -$20.0 -$60.0 $ (Millions) FY 2014 FY 2015 FY 2016 FY 2017 Q1 2018 $58.8 $66.1 Net Income $85.5 $108.0 $39.0 Adjusted EBITDA $320.0 $240.0 $160.0 $80.0 $0.0 $ (Millions) FY 2014 FY 2015 FY 2016 FY 2017 Q1 2018 $210.6 $205.8 $203.0 $192.0 $72.0

Adjusted Earnings Per Diluted Share $4.50 $3.00 $1.50 $0.00 FY 2014 $1.64 $1.84 $2.24 $2.32 $1.04 FY 2014 – Q1 2018 and FY 2018 Guidance: Earnings Per Diluted Share and Adjusted Earnings Per Diluted Share FY 2015FY 2016FY 2017Q1 2018FY 2018 Guidance ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted Earnings Per Diluted Share, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. 23 Earnings Per Diluted Share $4.50 $3.00 $1.50 $0.00 FY 2014 FY 2015 FY 2016 FY 2017 Q1 2018 FY 2018 Guidance $1.44 $1.58 $2.05 $2.75 $1.04 $2.35-$2.65 $2.35-$2.65

Q1 2018 and Full Year 2017, 2016 and 2015: Select Cash Position and Capital Allocation 24 ¹Total debt excludes the reduction for deferred debt issue costs of $3.5 million, $3.7 million, $4.5 million, and $5.2 million as of March 31, 2018, December 31, 2017, 2016 and 2015, respectively. ²See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in thousands, except for DSOs Q1 2018 FY 2017 FY 2016 FY 2015 Cash and cash equivalents $152,044 $189,961 $216,158 $149,760 Accounts receivable, net $583,588 $522,878 $474,897 $499,784 Days sales outstanding ("DSO") 95 91 91 97 Net cash provided by (used in) operating$(69,200) $147,625 $233,488 $139,920 activities Purchases of property and equipment $(7,680) $ (32,004) $ (28,935) $ (31,399) Purchase and retirement of common stock $(14,220) $ (168,094) $ (21,489) $ (26,532) Total Debt¹ $445,000 $ 400,000 $ 370,000 $ 500,000 Free Cash Flow² $(76,880) $ 115,621 $ 204,553 $ 108,521

Financial Tables Reconciliations of Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted EBITDA Q1 2018 FY 2017 FY 2016 FY 2015 FY 2014 Net Income $38,945 $107,962 $85,520 $66,053 $58,807 Interest income and other 1,800 (3,752) (10,466) (3,232) (4,670) Interest expense 6,244 25,358 24,819 42,768 50,685 Income tax provision (benefit) 15,270 (20,857) 42,283 39,333 42,604 Loss on early extinguishment of debt — — — 19,589 — Depreciation and amortization 7,765 31,177 38,700 31,392 33,989 Amortization of other intangible assets 2,270 10,563 10,306 11,726 15,521 Special charges — 40,885 10,445 — 16,339 Remeasurement of acquisition-related contingent consideration — 702 1,403 (1,867) (2,723) Adjusted EBITDA1 $72,294 $192,038 $203,010 $205,762 $210,552 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. 26 (in thousands)

Reconciliations of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Q1 2018 FY 2017 FY 2016 FY 2015 FY 2014 Net income $38,945 $107,962 $85,520 $66,053 $58,807 Add back: Special charges — 40,885 10,445 — 16,339 Tax impact of special charges — (13,570) (3,595) — (6,702) Loss on early extinguishment of debt — — — 19,589 — Tax impact of loss on early extinguishment of debt — — — (7,708) — Remeasurement of acquisition-related contingent consideration — 702 1,403 (1,867) (2,722) Tax impact of remeasurement of acquisition-related contingent consideration, net of tax — (269) (546) 747 1,004 Impact of 2017 Tax Act — (44,870) — — — Adjusted Net Income1 $38,945 $90,840 $93,227 $76,814 $66,726 Earnings per common share – diluted $1.04 $2.75 $2.05 $1.58 $1.44 Add back: Special charges — 1.04 0.25 — 0.40 Tax impact of special charges — (0.34) (0.08) — (0.16) Loss on early extinguishment of debt — — — 0.47 — Tax impact of loss on early extinguishment of debt — — — (0.19) — Remeasurement of acquisition-related contingent consideration, net of tax — 0.02 0.03 (0.04) (0.06) Tax impact of remeasurement of acquisition-related contingent consideration, net of tax — (0.01) (0.01) 0.02 0.02 Impact of 2017 Tax Act — (1.14) — — — Impact of denominator for diluted adjusted earnings per common share — — — — — Adjusted earnings per common share – diluted1 $1.04 $2.32 $2.24 $1.84 $1.64 Weighted average number of common shares outstanding – diluted 37,612 39,192 41,709 41,729 40,729 (in thousands, except for per share data) 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures. 27

Reconciliation of Net Income to Total Adjusted Segment EBITDA 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure. 28 (in thousands) Q1 2018 Net Income $38,945 Add back: Income tax provision 15,270 Interest income and other 1,800 Interest expense 6,244 Unallocated corporate expenses 23,888 Segment depreciation expense 6,864 Amortization of other intangible assets 2,270 Total Adjusted Segment EBITDA1 $95,281

Reconciliation of Net Cash Provided by (Used In) Operating Activities to Free Cash Flow 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. 29 (in thousands) Q1 2018 FY 2017 FY 2016 FY 2015 Net cash provided by (used in) operating activities $(69,200) $147,625 $233,488 $139,920 Purchases of property and equipment (7,680) (32,004) (28,935) (31,399) Free Cash Flow1 $(76,880) $115,621 $204,553 $108,521

End Notes FTI Consulting Non-GAAP Financial Measures 30 In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non- GAAP financial measures in this presentation: Total Segment Operating Income (Loss) Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition- related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, and losses on early extinguishment of debt, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the impact of adopting the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”). We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non- GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the impact of adopting the 2017 Tax Act, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.